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                                                                    EXHIBIT 99.1

                            STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT, dated as of December 13, 1998 (the "Agreement"), between MATTEL, INC., a Delaware corporation (the "Grantee"), and
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THE LEARNING COMPANY, INC., a Delaware corporation (the "Grantor").
                                                         -------

          WHEREAS, Grantor and Grantee are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to
                                             ----------------
which, and upon the terms and subject to the conditions thereof, Grantor is to merge (the "Merger") with and into Grantee, with Grantor continuing as the
            ------
surviving corporation after the Merger;

          WHEREAS, as a condition and inducement to Grantee's willingness to enter into the Merger Agreement, Grantor is granting to the Grantee an option to purchase 15,673,160 shares of common stock, par value $.01 per share, of the Grantor (the "Common Stock"), upon the terms and subject to the conditions
              ------------
hereof;

          WHEREAS, in order to induce the Grantee to enter into the Merger Agreement the Grantor is willing to grant the Grantee the requested option; and

          WHEREAS, the Board of Directors of the Grantor has approved the grant by Grantor of the Option (defined below) pursuant to this Agreement.

          NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1.   The Option; Exercise; Adjustments.

               (a) Contemporaneously herewith, the Grantee and the Grantor are entering into the Merger Agreement. Subject to the other terms and conditions set forth herein, the Grantor hereby grants to the Grantee an irrevocable option (the "Option") to purchase up to 15,673,160 (as adjusted as provided herein)
      ------
shares of Common Stock (the shares issuable upon exercise of this Option being referred to as the "Shares") at a per Share cash purchase price (the "Purchase
                    -----                                             --------
Price") equal to the lesser of (i) $28.3125 and (ii) the product of (A) the
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closing price of a share of the Grantee's common stock, par value $1.00, per share, on the New York Stock Exchange Composite Tape (the "NYSE Composite Tape")
                                                           -------------------
on the trading day (the "Prior Trading Day") immediately prior to the day on
                         -----------------
which the Grantee delivers a Stock Exercise Notice, multiplied by (B) the Exchange Ratio (as defined in the Merger Agreement) in effect on the Prior Trading Day. The Option may be exercised by the Grantee, in whole or in part, at any time, or from time to time, following the occurrence of a Triggering Event (as defined below) and prior to the termination of the Option in accordance with the terms of this Agreement.

               (b) In the event the Grantee wishes to exercise the Option, the Grantee shall send a written notice to the Grantor (the "Stock Exercise Notice")
                                                         ---------------------
specifying a date (subject to the HSR Act (as defined below)) not later than 10 business days and not earlier than the next business day following the date such notice is given for the closing of such purchase. In the
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event of any change in the number of issued and outstanding shares of Common
Stock by reason of any stock dividend, stock split, split-up, reclassification, recapitalization, merger or other change in the corporate or capital structure of the Grantor, the number of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore the Grantee to its rights hereunder, including its right to purchase Shares representing 18% of the capital stock of the Grantor entitled to vote generally for the election of the directors of the Grantor which is issued and outstanding immediately prior to the exercise of the Option at an aggregate purchase price equal to the Purchase Price multiplied by 15,673,160. In the event that any additional shares of Common Stock are issued after the date of this Agreement upon (i) the conversion of any currently issued Series A Convertible Participating Preferred Stock, par value $.01 per share, of the Grantor, (ii) the exchange of any Exchangeable Non-Voting Shares of SoftKey Software Products Inc., (iii) the conversion of any amount of the 5 1/2% Senior Convertible Notes due 2000 of the Grantor, or (iv) the issuance of 828,054 shares of Common Stock in connection with the Grantor's acquisition of Palladium Interactive, Inc., the number of Shares subject to this Option shall be increased by 18% of the number of the additional shares of Common Stock so issued (and such additional Shares shall have a purchase price equal to the Purchase Price); provided, however, that in no event will the number of shares issued upon exercise of the Option exceed the maximum amount permitted to be issued without shareholder approval under the rules of the New York Stock Exchange ("NYSE").
                      ----

     2.  Conditions to Delivery of Shares.  The Grantor's obligation to deliver
         --------------------------------
Shares upon exercise of the Option is subject only to the conditions that:

         (a) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

         (b) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been
                                         -------
terminated and all other consents, approvals, orders, notifications or authorizations, the failure of which to obtain or make would have the effect of making the issuance of the Shares illegal (collectively, the "Regulatory
                                                              ----------
Approvals") shall have been obtained or made; and
---------

         (c) A Triggering Event has occurred.  A "Triggering Event" shall have
                                                  ----------------
occurred at such time at which Grantee becomes entitled to receive the Additional Termination Fee from Grantor pursuant to Section 8.2(b) of the Merger Agreement.

     3.  The Closing.
         -----------

         (a) Any closing hereunder shall take place on the date specified by the Grantee in its Stock Exercise Notice, at 8:00 A.M., local time, at the offices of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, CA 90071, or, if the conditions set forth in Section 2(a) or 2(b) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree

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(the "Closing Date"). On the Closing Date, the Grantor will deliver to the
      ------------
Grantee a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Shares in the denominations designated by the Grantee in its Stock Exercise Notice and the Grantee will purchase such Shares from the Grantor at the price per Share equal to the Purchase Price. Any payment made by the Grantee to the Grantor, or by the Grantor to the Grantee, pursuant to this Agreement shall be made by certified or official bank check or by wire transfer of federal funds to a bank designated by the party receiving such funds.

              (b) The certificates representing the Shares may bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act").
                                                              --------------

          4.  Representations And Warranties of the Grantor.  The Grantor
              ---------------------------------------------
represents and warrants to the Grantee that (a) the Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Grantor and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Grantor has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Grantor upon exercise of the Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) except as otherwise required by the HSR Act and other than any filings required under the blue sky laws of any states or by the NYSE, the execution and delivery of this Agreement by the Grantor and the issuance of Shares upon exercise of the Option do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any charter or bylaw or any indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, or decree, or restriction by which the Grantor or any of its subsidiaries or any of their respective properties or assets is bound; and (e) none of the restrictions of any "fair price", "moratorium", "control share acquisition" or other form of antitakeover statute or regulation (including, without limitation, the restrictions on "business combinations" set forth in Section 203 of the Delaware General Corporation Law) is or shall be applicable to the acquisition of Shares pursuant to this Agreement (and the Board of Directors of Grantor has taken all action to approve the acquisition of the Shares to the extent necessary to avoid such application). Additionally, Grantor will not avoid or seek to avoid (whether by charter amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed hereunder by Grantor

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and Grantor will not take any action which would cause any of its representations or warranties not to be true in any material respect.

          5.  Representations and Warranties of the Grantee.  The Grantee
              ---------------------------------------------
represents and warrants to the Grantor that (a) the execution and delivery of this Agreement by the Grantee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Grantee and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantee and will constitute a valid and binding obligation of the Grantee; and (b) the Grantee is acquiring the Option after the Grantee has been afforded the opportunity to obtain, and has obtained, sufficient information regarding the Grantor to make an informed investment decision with respect to the Grantee's purchase of the Shares issuable upon the exercise thereof, and, if and when the Grantee exercises the Option, it will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

          6.  Listing of Shares; HSR Act Filings; Regulatory Approvals.  Subject
              --------------------------------------------------------
to applicable law and the rules and regulations of the NYSE, the Grantor will promptly file an application to list the Shares on the NYSE and will use its best efforts to obtain approval of such listing and to file all necessary filings by the Grantor under the HSR Act; provided, however, that if the Grantor is unable to effect such listing on the NYSE by the Closing Date, the Grantor will nevertheless be obligated to deliver the Shares upon the Closing Date. Grantor will use its best efforts to obtain consents of all third parties and all Regulatory Approvals, if any, necessary to the consummation of the transactions contemplated.

          7.  Registration Rights.
              -------------------

              (a) In the event that the Grantee shall desire to sell any of the Shares within two years after the purchase of such Shares pursuant hereto, and such sale requires, based on advice of counsel to Grantee, registration of such Shares under the Securities Act, the Grantor will cooperate with the Grantee and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws, entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Grantor shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days in any twelve month period if the offering would, in the judgment of the Board of Directors of the Grantor, require premature disclosure of any material corporate development or otherwise materially interfere with or adversely affect any pending or proposed offering of securities of the Grantor or any other material transaction involving the Grantor.

              (b) If the Common Stock is registered pursuant to the provisions of this Section 7, the Grantor agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as the Grantee may from time to time

                                       4
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reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep effective for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish the Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Grantor shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Grantor, except that the Grantee shall pay the fees and disbursements of its counsel, the underwriting fees and selling commissions applicable to the shares of Common Stock sold by the Grantee. The Grantor shall indemnify and hold harmless Grantee, its affiliates and its officers, directors and controlling persons from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained or incorporated by reference in, and omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the Grantee, its affiliates and its officers expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph. The Grantor shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended, against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained or incorporated by reference in, and omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the underwriters expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph.

          8.  Right of First Refusal.  If the Grantee, at any time prior to the
              ----------------------
earlier of (a) the occurrence of a Change in Control Event (as defined below) or
(b) the second anniversary of the termination of the Merger Agreement, seeks to sell all or any part of the Shares (i) in a transaction registered under the Securities Act (other than in a registered public offering in which the underwriters are instructed to make a broad public distribution) or (ii) in a transaction not required to be registered under the Securities Act (other than in a transfer (a) by operation of law upon consummation of a merger or (b) as a result of which the proposed transferee would own beneficially not more than 2% of the outstanding voting power of the Grantor), it shall give the Grantor (or a designee of the Grantor) the opportunity, in the following manner, to purchase such Shares:

              (a) The Grantee shall give notice to the Grantor in writing of its intent to sell Shares (a "Disposition Notice"), specifying the maximum number of
                          ------------------
Shares to be sold, the price and, if applicable, the material terms of any agreement relating thereto. For purposes of

                                       5
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this Section 8, if the Disposition Notice is given with respect to the sale of the Shares pursuant to a tender or exchange offer, it shall be assumed that all Shares tendered will be accepted for payment. The Disposition Notice may be given at any time, including prior to the giving of any Stock Exercise Notice.

          (b) The Grantor or its designee shall have the right, exercisable by written notice given to the Grantee within five business days after receipt of a Disposition Notice (or, if applicable, in the case of a proposed sale pursuant to a tender or exchange offer for shares of Common Stock, by written notice given to the Grantee at least two business days prior to the then announced expiration date of such tender or exchange offer (the "Expiration Date") if such
                                                       ---------------
Disposition Notice was given at least four business days prior to such Expiration Date), to purchase all, but not less than all, of the Shares specified in the Disposition Notice at the price set forth in the Disposition Notice. If the purchase price specified in the Disposition Notice includes any property other than cash, the purchase price to be paid by the Grantor shall be an amount of cash equal to the sum of (i) the cash included in the purchase price plus (ii) the fair market value of such other property at the date of the Disposition Notice. If such other property consists of securities with an existing public trading market, the average closing price (or the average closing bid and asked price if closing prices are unavailable) for such securities on their principal public trading market for the five trading days ending five days prior to the date of the Disposition Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and at the time of the closing referred to in paragraph (c) below, agreement on the value of such other property has not been reached, the higher of (i) the cash included in the purchase price and (ii) the average closing price of the Common Stock on the NYSE for the five trading days ending five days prior to the date of the Disposition Notice shall be used as the per share purchase price; provided, however, that promptly after the closing, the Grantee and the Grantor or its designee, as the case may be, shall settle any additional amounts to be paid or returned as a result of the determination of fair market value of such other property made by a nationally recognized investment banking firm selected by the Grantor and approved by the Grantee within thirty (30) days of the closing. Such determination shall be final and binding on all parties hereto. If, at the time of the purchase of any Shares by the Grantor (or its designee) pursuant to this Section 9, a tender or exchange offer is outstanding, then the Grantor (or its designee) shall agree at the time of such purchase to promptly pay to Grantee from time to time such additional amounts, if any, so that the consideration received by Grantee with respect to each Share shall be equal to the highest price paid for a share of Common Stock pursuant to such tender or exchange, or pursuant to any other tender or exchange offer outstanding at any time such tender or exchange offer is outstanding.

          (c) If the Grantor exercises its right of first refusal hereunder, the closing of the purchase of the Shares with respect to which such right has been exercised shall take place within five business days after the notice of such exercise (or, if applicable, in the case of a tender or exchange offer, no later than one business day prior to the expiration date of the offer if written notice was given within the time set forth in the parenthetical in the first sentence of paragraph (b) above); provided, however, that at any time prior to the closing of the purchase

                                       6
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of Shares hereunder, the Grantee may determine not to sell the Shares and revoke the Disposition Notice and, by so doing, cancel the Grantor's right of first refusal with respect to the disposition in question. The Grantor (or its designee) shall pay for the Shares in immediately available funds.

              (d) If the Grantor does not exercise its right of first refusal hereunder within the time specified for such exercise, the Grantee shall be free for ninety (90) days following the expiration of such time for exercise to sell up to the maximum number of Shares specified in the Disposition Notice, at the price specified in the Disposition Notice or any price in excess thereof and otherwise on substantially the same terms set forth in the Disposition Notice; provided, that if such sale is not consummated within such 90-day period, then the provisions of this Section 9 will again apply to the sale of such shares.

              (e) For purposes of the Agreement, a "Change in Control Event"
                                                    -----------------------
shall be deemed to have occurred if (i) any person has acquired beneficial ownership of more than 50% (excluding the Shares) of the outstanding shares of Common Stock or (ii) the Grantor shall have entered into an agreement, including without limitation an agreement in principle, providing for a merger or other business combination involving the Grantor or the acquisition of 30% or more of the assets of the Grantor and its subsidiaries, taken as a whole.

          9.  Repurchase of Shares.  If a Change in Control Event has not
              --------------------
occurred prior to the first anniversary of the date on which the Option terminates pursuant to Section 20 hereof, then beginning on such anniversary date, and continuing for a period of 30 days thereafter, the Grantor shall have the right to purchase (the "Repurchase Right") all, but not less than all, of
                            ----------------
the Shares at the greater of (i) the Purchase Price, or (ii) the average closing price of the Common Stock on the NYSE Composite Tape for the five trading days ending five days prior to the date the Grantor gives written notice of its intention to exercise the Repurchase Right. If the Grantor does not exercise the Repurchase Right within the thirty (30) day period following the first anniversary of the date on which the Option terminates, the Repurchase Right shall terminate. In the event the Grantor wishes to exercise the Repurchase Right, the Grantor shall send a written notice to the Grantee specifying a date (not later than ten (10) business days and not earlier than two business days following the date such notice is given) for the closing of such purchase.

          10. Profit Limitation.
              -----------------

              (a) Notwithstanding any other provision of this Agreement, in no event shall the Grantee's Total Profit (as hereinafter defined) exceed $125,000,000 (the "Profit Limit") and, if it otherwise would exceed such amount,
                   ------------
the Grantee, at its sole election, shall, within five business days, either (i) deliver to the Grantor for cancellation Shares (valued, for the purposes of this Section 10(a), at the average closing sales price of the Common Stock on the NYSE Composite Tape for the twenty consecutive trading days preceding the day on which the Grantee's Total Profit exceeds $125,000,000) previously purchased by the Grantee, (ii) pay cash or other consideration to the Grantor or refund in cash Liquidation Amounts previously paid or reduce or waive the amount of any Liquidation Amount payable pursuant to Section 8.2(b) of the

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Merger Agreement, or (iii) undertake any combination thereof, so that Grantee's
Total Profit shall not exceed the Profit Limit after taking into account the foregoing actions.

                    The term "Liquidation Amounts" means the aggregate amount of
                              -------------------
any Initial Termination Fee and Additional Termination Fee (each as defined in the Merger Agreement) payable or paid to Grantee pursuant to Section 8.2 of the Merger Agreement and not repaid or refunded to the Grantor pursuant to this
Section 10 or otherwise.

              (b) Notwithstanding any other provision of this Agreement, the Option may not be exercised for a number of Shares that would, as of the date of the Exercise Notice, result in a Notional Total Profit (as defined below) of more than the Profit Limit and, if exercise of the Option otherwise would exceed the Profit Limit, the Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Exercise Notice so that the Notional Total Profit shall not exceed the Profit Limit; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

              (c) As used herein, the term "Total Profit" shall mean the
                                            ------------
aggregate amount (before taxes) of the following: (i) the amount of cash Liquidation Amounts received by Grantee pursuant to Section 8.2(b) of the Merger Agreement, (ii) (x) the net cash amounts received by Grantee pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's purchase price for such Shares.

              (d) As used herein, the term "Notional Total Profit" with respect
                                            ---------------------
to any number of Shares as to which Grantee may propose to exercise the Option shall be the Total Profit determined as of the date of the Exercise Notice assuming that the Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares held by the Grantee and its subsidiaries as of such date, were sold for cash at the closing market price for the Common Stock on the NYSE Composite Tape of the close of business on the preceding trading day (less customary brokerage commissions).

          11. Expenses.  Each party hereto shall pay its own expenses incurred
              --------
in connection with this Agreement, except as otherwise specifically provided herein.

          12. Specific Performance.  The Grantor acknowledges that if the
              --------------------
Grantor fails to perform any of its obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Grantee for which money damages would not be an adequate remedy. In such event, the Grantor agrees that the Grantee shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if the Grantee should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Grantor hereby waives the claim or defense that the Grantee has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Grantor further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

          13.  Notice.  All notices, requests, demands and other communications
               ------
hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by facsimile transmission, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

               If to the Grantor:

               The Learning Company, Inc.
               One Athenaeum Street
               Cambridge, MA  02142
               Attn:  Neal Winneg, Esq.
               Telecopy: (617) 494-5660

               With a copy to:

               Hale and Dorr LLP
               60 State Street
               Boston, MA  02109
               Attn:  Mark G. Borden, Esq.
               Telecopy: (617) 526-5000

               If to the Grantee:

               Mattel, Inc.
               333 Continental Boulevard
               El Segundo, CA  90245-5012
               Attn:  Ned Mansour, Esq.
               Telecopy:  (310) 252-3671

               With a copy to:

               Latham & Watkins
               633 West Fifth Street, Suite 4000
               Los Angeles, California 90071-2007
               Attn: Thomas C. Sadler, Esq.
               Telecopy: (213) 891-8763

          14.  Parties in Interest.  This Agreement shall inure to the benefit
               -------------------
of and be binding upon the parties named herein and their respective permitted successors and assigns; provided, however, that such successor in interest or assigns shall agree to be bound by the provisions of this Agreement. Except as set forth in Section 7, nothing in this Agreement, express or implied, is intended to confer upon any person other than the Grantor or the Grantee, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

          15.  Entire Agreement; Amendments.  This Agreement, together with the
               ----------------------------
Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

          16.  Assignment.  No party to this Agreement may assign any of its
               ----------
rights or obligations under this Agreement without the prior written consent of the other party hereto, except that the Grantee may assign its rights and obligations hereunder to any of its direct or indirect wholly owned subsidiaries, but no such transfer shall relieve the Grantee of its obligations hereunder if such transferee does not perform such obligations. Any assignment made in violation of this Section 16 shall be void.

          17.  Headings.  The section headings herein are for convenience only
               --------
and shall not affect the construction of this Agreement.

          18.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

          19.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law).

          20.  Termination.  The right to exercise the Option granted pursuant
               -----------
to this Agreement shall terminate at the earliest of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which the Grantee realizes a Total Profit equal to the Profit Limit, (iii) the date on which the Merger Agreement is terminated if no Initial Termination Fee or Additional Termination Fee (each as defined in the Merger Agreement) could be payable to Grantor pursuant to the terms of the Merger Agreement upon the occurrence of certain events or the passage of time, and (iv) if no Triggering Event shall have occurred, the date that is twelve months after the termination of the Merger Agreement, and (v) 180 days following the occurrence of a Triggering Event (the date referred to in this clause (v) being referred to as the "Option Expiration
                                                              -----------------
Date"); provided, however, that if the Option cannot be exercised or the Shares
----
cannot be delivered to the Grantee upon such exercise because the conditions set forth in Section 2(a) or Section 2(b) hereof have not yet been satisfied, the Option Expiration Date shall be extended for a period of up to an additional sixty (60) days; and provided, further, that, if at any time the Grantee seeks to exercise the Option by delivery of a Stock Exercise Notice but is unable to do so with respect to all of the Shares subject to the Option at the Purchase Price because of the limitation on profit contained in Section 10(b) hereof, the Option Termination Date shall be extended for an additional 30 days from the date of such Stock Exercise Notice (but in no event shall the Option Termination Date be more than 240 days after the occurrence of a Triggering Event). "Notice
                                                                         ------
Date" shall mean the date, if any, upon which the Grantee delivers a Stock
----
Exercise Notice to the Grantor.

          All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares.

          21.  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                          [Signature Page to Follow]

          IN WITNESS WHEREOF, the Grantee and the Grantor have caused this Agreement to be signed by their respective duly authorized officers as of the date first written above.

                       THE LEARNING COMPANY, INC.

                       _______________________________________
                       By:
                       Its:

                       MATTEL, INC.

                       _______________________________________
                       By:
                       Its:

                                      S-1